Exhibit 10.13

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. THREE

TO ASSET PURCHASE AGREEMENT

between:

ROYALTY PHARMA COLLECTION TRUST,

PROPRIUS, INC.

and

EXAGEN DIAGNOSTICS, INC.

Dated as of February 6 , 2013

AMENDMENT NO. THREE TO ASSET PURCHASE AGREEMENT

This Amendment No. Three is made as of this 6th day of February, 2013 by and among Royalty Pharma Collection Trust, a Delaware statutory trust (“Seller”), as assignee of Cypress Bioscience, Inc., a Delaware corporation, Proprius, Inc., a Delaware corporation (“Subsidiary”), and Exagen Diagnostics, Inc., a Delaware corporation (“Purchaser” and, collectively with Seller and Subsidiary, the “Parties”), the parties to that certain Asset Purchase Agreement, dated as of October 8, 2010, as amended on March 10, 2011 (“Amendment No. One”), August 21, 2012 (“Amendment No. Two”), and hereby (“Amendment No. Three”) by and among the Parties (the Asset Purchase Agreement, as amended by Amendment Nos. One, Two and Three, collectively, the “Agreement”).

Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to the terms of the Agreement, at the Closing, Purchaser purchased the Diagnostic Business from Seller and Subsidiary;

WHEREAS, the Parties now wish to amend the method of payment for certain Milestones;

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which being hereby acknowledged, the Parties hereby agree as follows:

1. Amendment and Restatement of Section 1.3(d)(iii). Section 1.3(d)(iii) of the Agreement is amended and restated to read as follows:

“(iii) (1) Issuance of 2nd Note

Within five (5) business days after achievement of the CB-CAPS Monitoring Assay Launch Milestone, Purchaser shall issue to Seller a promissory note (the “2nd” Note”) in the aggregate principal amount of [***], the form of which is attached hereto as Exhibit A. The 2nd Note shall be secured in accordance with Section 5.9 of the Agreement. The Note shall accrue interest at a rate of [***] per annum which interest shall be payable on the 10th business day following the end of each month following the date of issuance of this 2nd Note, The outstanding principal balance on the Note shall be repaid at the rate specified in Schedule A to the 2nd Note on the 10th business day following the end of each month following the date of issuance of this 2nd Note.

(2)	Mandatory Prepayment.

The 2nd Note shall be subject to the following mandatory prepayment conditions:

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(1)	Upon the occurrence of a Trigger Event, the then outstanding principal balance and all accrued interest on the 2nd Note shall become immediately due and payable in full.

(2)	Upon the occurrence of any material breach by Purchaser of the provisions of the Agreement or the 2nd Note, including any failure of Purchaser to pay amounts under the 2nd Note when due, Seller may, upon written notice to Purchaser, demand that the then and the outstanding principal balance and all accrued interest on the 2nd Note shall become immediately due and payable in full.

(3)	If any of the assets of Purchaser are sold, licensed, leased, transferred or otherwise disposed of to any Person which is not a direct or indirect wholly-owned subsidiary of Purchaser, then 100% of the gross proceeds of any such transaction, after any prepayment of the Note required by Section 1.3(c)(ii)(3) of the Agreement, shall be applied to prepay the then outstanding principal and accrued interest of the 2nd Note.

(4)	Upon the sale, on or after December 31, 2012, by Purchaser of any of its equity securities (including any debt securities convertible into equity securities of Purchaser) to any Person other than (x) sales of such securities to an existing stockholder of Purchaser or (y) issuances of incentive equity to employees, consultants or directors, then 20% of the gross proceeds of any such transaction, after any prepayment of the Note required by Section 1.3(c)(ii)(4) of the Agreement, shall be applied to prepay the then outstanding principal and accrued interest of the 2nd Note.

(5)	Any such prepayment detailed in Sections 1, 2, 3 or 4 above shall be applied to installments of principal under the Note and the 2nd Note in the inverse order of maturity.”

2. Amendment to First Sentence of Section 1.9(a). The first sentence of Section 1.9(a) of the Agreement shall be deleted and replaced with the following: “If any Trigger Event occurs following the achievement of the CB-CAPS Monitoring Assay [***] Milestone but prior to the date on which the Purchaser issues and delivers the 2nd Note to Seller, Purchaser shall become immediately obligated to pay the sum of [***] to Seller by wire transfer of immediately available funds.”

3. Amendment of Section 1.10. Section 1.10 of the Agreement shall be deleted and replaced with the following:

“1.10 Assumption of Obligations in Change of Control. In the event Purchaser experiences a Change of Control, Purchaser shall cause the Person acquiring Purchaser (or acquiring or exclusively licensing substantially all of its assets) with respect to a Change of Control to assume Purchaser’s obligations under this Agreement, including,

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without limitation, those obligations with respect to the Note, the 2nd Note, the [***] Milestone, the [***] Milestone, the CB-CAPS Annual Sales Milestone, the Assumed Liabilities, the royalties paid for Royalty Transactions, and the Acquired Xifin Accounts Receivable.”

4. Miscellaneous. Except as expressly amended hereby, the Agreement and the Ancillary Agreements shall remain in full force and effect in accordance with the terms thereof. This Amendment No. Three will be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law) and may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

4. Trustee Capacity of Wilmington Trust Company. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the Amended and Restated Trust Agreement dated as of August 9, 2011, among State Street Custodial Services (Ireland) Limited, as Trustee of Royalty Pharma Select, and Wilmington Trust Company, as owner trustee of Seller, (ii) each of the representations, undertakings and agreements herein made on the part of Seller is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only Seller and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Seller under this Agreement or any related documents.

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The Parties have caused this Amendment No. Three to be executed as of the date first written above.

ROYALTY PRARMA COLLECTION TRUST

By: Wilmington Trust. Company, not in its individual capacity but solely in its capacity as owner trustee

By:	/s/ Yvette L. Howell
Name: Yvette L. Howell
Title: Assistant Vice President

PROPRIUS, INC.

By:	/s/ George W. Lloyd
Name: George W. Lloyd
Title: Authorized Signatory

EXAGEN DIAGNOSTICS, INC.

By:	/s/ Wendy Swedick
Name: Wendy Swedick
Title: CFO

EXHIBIT A

Form of 2nd Note

SECURED PROMISSORY 2nd NOTE

$[***]	, 2013

Subject to the terms and conditions of this 2nd Note, for value received, Exagen Diagnostics, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to Royalty Pharma Collection Trust, a Delaware statutory trust (the “Lender”), the principal sum of [***] ($[ * * *]) (the “Principal Amount”), together with interest thereon accruing on and from the date hereof until the entire Balance is paid, at an annual rate equal to [ * * * ] ([* * * ]%) (the “Interest Rate”). Interest shall be calculated based on a 365-day year, compounded monthly, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. The amount of interest and principal due on the 10th business day following the end of each month following the date of issuance of this 2nd Note is as set forth on Schedule A hereto. “Balance” means, at the applicable time, the sum of all then outstanding principal of this 2nd Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this 2nd Note.

1. Terms of 2nd Note. This 2nd Note is issued pursuant to, and is subject to the terms and entitled to the benefits of, the Asset Purchase Agreement, dated as of October 8, 2010, as amended, modified or supplemented from time to time (the “Asset Purchase Agreement”), among the Borrower, the Lender (as assignee of Seller) and Subsidiary. Terms used herein and not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement.

2. Maturity. Subject to any prepayment of this 2nd Note, the principal amount of this 2nd Note shall be payable on the dates and in the amounts as set forth on Schedule A hereto.

3. Interest. Interest on this 2nd Note will accrue at the Interest Rate from the date hereof. Interest on this 2nd Note shall be payable on the dates and in the amounts as set forth on Schedule A hereto, subject to any prepayment of this 2nd Note. Following any prepayment of this 2nd Note, the interest amounts payable on this 2nd Note shall be adjusted accordingly. Notwithstanding the foregoing, in the event any payment due hereunder is not made when due, Section 1.11 of the Asset Purchase Agreement shall be applicable to such late payment.

4. Prepayment. This 2nd Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of this 2nd Note shall be applied to installments of the Principal Amount in the inverse order of maturity. This Note is subject to the mandatory prepayment conditions set forth in Section 1.3(d)(iii) of the Asset Purchase Agreement. Such mandatory prepayments shall be made at the times and in the amounts as specified in the Asset Purchase Agreement.

5. Security. This Note is secured under the Intellectual Property Security Agreement, entered into concurrently with the execution and delivery of the Asset Purchase Agreement. Reference is hereby made to the Intellectual Property Security Agreement for a description of the nature and extent of the security for this Note and the rights with respect to such security of the holder of this Note.

6. No Impairment. No provision of the Asset Purchase Agreement or this 2nd Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal and interest on this 2nd Note at the times, places and rates, and in the coin or currency provided in the Asset Purchase Agreement or herein.

7. No Waivers; Amendments. No failure or delay on the part of the payee hereof in exercising any right, power or remedy hereunder or under the Asset Purchase Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein and in the Asset Purchase Agreement are cumulative and are not exclusive of any remedies that may be available to the payee hereof at law or in equity or otherwise. This 2nd Note may not be amended and the provisions hereof may not be waived, except in accordance with the terms of the Asset Purchase Agreement.

8. Assignment. The Lender may assign this 2nd Note and its rights under the Intellectual Property Security Agreement to an Affiliate of such Lender. Such assignee shall be deemed a “Lender” for purposes of this 2nd Note. The Borrower may not assign its obligations under this 2nd Note without the prior written consent of the Lender.

9. Replacement of 2nd Note. Upon receipt by the Borrower of evidence reasonably satisfactory to it of ownership of and the loss, theft, destruction or mutilation of this 2nd Note, and (a) in the case of loss, theft or destruction of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender and cancellation of this 2nd Note, the Borrower, at its own expense, shall execute and deliver a new 2nd Note, dated and bearing interest from the date to which interest shall have been paid on this lost, stolen, destroyed or mutilated 2nd Note or dated the date of this lost, stolen, destroyed or mutilated 2nd Note if no interest shall have been paid hereon.

10. Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this 2nd Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

11. Payments in U.S. Dollars. All payments of principal and interest with respect to this 2nd Note are to be made in lawful money of the United States of America.

12. Governing Law. This 2nd Note shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws thereof.

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2

IN WITNESS WHEREOF, the Borrower has caused this 2nd Note to be duly executed and delivered as a sealed instrument on the date set forth above by the duly authorized representative of the Borrower.

BORROWER

EXAGEN DIAGNOSTICS, INC.

By:
Name:
Title:

3

SCHEDULE A

- ATTACHMENT TO 2ND NOTE

[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.